Joint Filer Information

Title of Security:           Common Stock

Issuer & Ticker Symbol:      THQ INC. (THQI)

Designated Filer:            MAK Capital One LLC

Other Joint Filers:          MAK Capital Fund LP (the "MAK Capital Fund");
                             MAK-ro Capital Master Fund LP (the "MAK-ro Fund");
                             Michael A. Kaufman;
                             Paloma International L.P. ("Paloma"); and
                             S. Donald Sussman

Addresses:                   The address of Mr. Kaufman is 590 Madison Ave,
                             9th Floor, New York, New York 10022.

                             The address of the MAK Fund and MAK-ro FUND
                             c/o Dundee Leeds Management Services Ltd.,
                             129 Front Street, Hamilton, Bermuda HM12.

                             The address of Paloma is Two American Lane,
                             Greenwich, Connecticut 06836.

                             The address of Mr. Sussman is 6100 Red Hook
                             Quarter 18B, Suites C, 1-6, St. Thomas,
                             United States Virgin Islands 00802


Signatures:


Dated:  March 31, 2010

                            MAK CAPITAL FUND LP
                            By: MAK GP LLC, as General Partner


                                By: /s/ Michael A. Kaufman
                                    ----------------------
                                        Michael A. Kaufman,
                                        Managing Member



                            MAK-ro CAPITAL MASTER FUND LP


                                By: /s/ Michael A. Kaufman
                                    ----------------------
                                        Michael A. Kaufman,
                                        President



                            /s/ Michael A. Kaufman
                            ----------------------
                                Michael A. Kaufman

                            PALOMA INTERNATIONAL L.P.
                                By: Paloma Partners Company L.L.C.,
                                    general partner


                                    By: /s/ Michael J. Berner
                                        ---------------------
                                            Michael J. Berner,
                                            Vice President


                            S. DONALD SUSSMAN


                            By: /s/ Michael J. Berner
                                ---------------------
                                    Michael J. Berner,
                                    Attorney-in-Fact

                                POWER OF ATTORNEY

The undersigned hereby makes, constitutes and appoints each of Michael J. Berner and Douglas W. Ambrose as the undersigned's true and lawful authorized representative, attorney-in-fact and agent, each with the power individually to execute for and on behalf of the undersigned and to file with and deliver to the United States Securities and Exchange Commission and any other authority or party required or entitled to receive the same: (a) any Forms 3, 4 and 5, and any amendments thereto, in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules promulgated thereunder; and (b) any Schedule 13D or Schedule 13G, and any amendments thereto, on behalf of the undersigned in accordance with Section 13 of the 1934 Act and the rules promulgated thereunder.

The undersigned also hereby grants to each such attorney-in-fact the full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 or any other provision of the 1934 Act or the rules promulgated thereunder.

This Power of Attorney shall remain in full force and effect until earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of May 9, 2006.

/s/  S. Donald Sussman
----------------------
     S. Donald Sussman


                        ACKNOWLEDGEMENT IN NEW YORK STATE

STATE OF CONNECTICUT, COUNTY OF FAIRFIELD ss.:


     On May 9, 2006, before me, the undersigned personally appeared, S. Donald Sussman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                     /s/  Diane R. Erickson
                                     ----------------------
                                     Diane R. Erickson, Notary Public
                                     (signature and office of individual taking
                                     acknowledgement)